(a)(18)

ING VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is twelve billion, nine hundred million (12,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of twelve million, nine hundred thousand dollars ($12,900,000).

SECOND: At its March 19, 2009 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors (the “Board”) of the Corporation, acting in accordance with Section 2-105(c) of the Maryland General Corporation Law (the “MGCL”), adopted resolutions increasing the total number of shares of stock that the Corporation shall have authority to issue to sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock, with a par value of one-tenth of one cent ($.001) per share , having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000,000).

THIRD: At its March 19, 2009 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Charter, the Board further adopted resolutions classifying and designating eight hundred million (800,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation as shares of new portfolio series, as set forth below:

Name of Series	Shares Allocated
ING Dow Jones Euro STOXX 50 Index Portfolio – Adviser Class	100,000,000
ING Dow Jones Euro STOXX 50 Index Portfolio – Class I	100,000,000
ING FTSE 100 Index Portfolio – Adviser Class	100,000,000
ING FTSE 100 Index Portfolio – Class I	100,000,000
ING Japan Equity Index Portfolio	100,000,000
ING Japan Equity Index Portfolio	100,000,000
ING Nasdaq 100 Index Portfolio – Adviser Class	100,000,000
ING Nasdaq 100 Index Portfolio – Class I	100,000,000

FOURTH: The shares designated and classified in Article THIRD of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Section Second (6) of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FIFTH: Immediately prior to the increase in authorized stock as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Global Equity Option Portfolio	Class S	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Opportunistic LargeCap Growth Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Opportunistic LargeCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING U.S. Government Money Market Portfolio	Adviser Class	1,000,000,000
	Class I	1,000,000,000
	Class S	1,000,000,000
	Class S2	1,000,000,000

ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eleven billion, five hundred million (11,500,000,000) shares designated and classified into separate classes of Capital Stock, with one billion, four hundred million (1,400,000,000) shares remaining undesignated and unclassified.

SIXTH: Immediately following the effectiveness of the increase in the number of authorized shares set forth in Article SECOND and the classification and designation of shares set forth in Article THIRD, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Dow Jones Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Global Equity Option Portfolio	Class S	100,000,000

ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING International Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Japan Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Nasdaq 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Opportunistic LargeCap Growth Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Opportunistic LargeCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Government Money Market Portfolio	Adviser Class	1,000,000,000
	Class I	1,000,000,000
	Class S	1,000,000,000
	Class S2	1,000,000,000
ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of twelve billion, three hundred million (12,300,000,000) shares designated and classified into separate classes of Capital Stock, with four billion, six hundred million (4,600,000,000) shares remaining undesignated and unclassified.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:		ING Variable Portfolios, Inc.

/s/ Theresa K. Kelety		/s/ Todd Modic
Name:	Theresa K. Kelety, Esq.	Name:	Todd Modic
Title:	Secretary	Title:	Senior Vice President

Dated:	June 22, 2009